UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

MORGAN STANLEY VARIABLE INVESTMENT SERIES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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MORGAN STANLEY VARIABLE INVESTMENT SERIES

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

Dear Variable Life Insurance and Variable Annuity Contract Owners:

Morgan Stanley Variable Investment Series (the "Fund") will hold a special meeting of shareholders (the "Meeting") of the Global Infrastructure Portfolio (the "Portfolio") on Friday, May 31, 2013 at 9:00 a.m., at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc., Conference Room 7C, 7th Floor, 522 Fifth Avenue, New York, NY 10036. At the Meeting, shareholders of the Portfolio will be asked to consider and vote upon a proposal to change the Portfolio's fundamental investment restriction regarding industry concentration (the "Proposal"). A formal Notice of Special Meeting of Shareholders appears on the next page, followed by the Proxy Statement, which explains in more detail the Proposal.

The Portfolio is currently offered only to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue (each an "Insurance Company" and, collectively, the "Insurance Companies"). Please review the enclosed Proxy Statement for a more detailed description of the Proposal and the specific reasons it is being proposed.

If you are an owner of a variable life insurance and/or variable annuity contract issued by the separate accounts of the Insurance Companies, you are not a shareholder of the Portfolio, but you have the right to instruct your Insurance Company how to vote at the Meeting. You may give voting instructions for the number of shares of the Portfolio attributable to your variable life insurance policy or variable annuity contract as of the close of business on April 1, 2013.

The Board of Trustees of the Fund recommends that you give voting instructions in favor of the Proposal. In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement and then complete and mail your Voting Instruction Form in the enclosed postage-paid envelope. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instruction Form.

Please take a few moments to review the details of the Proposal. If you have any questions regarding the Proposal, please feel free to call the contact number listed in the enclosed Proxy Statement. We urge you to vote at your earliest convenience.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Very truly yours,

ARTHUR LEV
President and Principal Executive Officer

April 9, 2013

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MORGAN STANLEY VARIABLE INVESTMENT SERIES

on behalf of its
Global Infrastructure Portfolio
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue

New York, NY 10036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Global Infrastructure Portfolio:

Notice is hereby given of a Special Meeting of Shareholders (the "Meeting") of the Global Infrastructure Portfolio (the "Portfolio"), a portfolio of Morgan Stanley Variable Investment Series (the "Fund") to be held on Friday, May 31, 2013 at 9:00 a.m., at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc., Conference Room 7C, 7th Floor, 522 Fifth Avenue, New York, NY 10036, and any adjournments or postponements thereof.

The Meeting is being held for the following purposes:

1.  To approve changing the Portfolio's fundamental investment restriction regarding industry concentration.

2.  To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of shares of the Portfolio as of the close of business on April 1, 2013, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

  MARY E. MULLIN
  Secretary

Dated: April 9, 2013

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Voting Instruction Form. If you are unable to be present in person, please fill in, sign and return the enclosed Voting Instruction Form in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Voting Instruction Form.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2013:

The Proxy Statement for the Special Meeting of Shareholders is available on the Internet at the website address located on the enclosed Voting Instruction Form.

MORGAN STANLEY VARIABLE INVESTMENT SERIES

on behalf of its
Global Infrastructure Portfolio
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD
May 31, 2013

This Proxy Statement is furnished by the Board of Trustees (the "Board," the directors of which are referred to as the "Trustees") of Morgan Stanley Variable Investment Series (the "Fund") in connection with the solicitation of proxies (separately referred to as a "Proxy" and collectively referred to as "Proxies") by the Board for use at the Special Meeting of Shareholders (the "Meeting") of the Global Infrastructure Portfolio (the "Portfolio"), a portfolio of the Fund to be held on Friday, May 31, 2013, at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc. (the "Adviser"), 522 Fifth Avenue, Conference Room 7C, 7th Floor, New York, NY 10036. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and Voting Instruction Form will first be mailed to applicable insurance companies (each a "Insurance Company" and collectively, the "Insurance Companies") on or about April 12, 2013. The purposes of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

The Insurance Companies will furnish this Proxy Statement to the owners of variable life insurance and/or variable annuity contracts ("Contract Owners") participating in their separate accounts that are registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") (collectively, the "Registered Accounts") and that hold shares of the Portfolio to be voted at the Meeting, and will solicit voting instructions from those Contract Owners. For purposes of this Proxy Statement, the term "Shareholder" (when used to refer to the beneficial holder of ownership interests in the Portfolio) shall also be deemed to include Contract Owners.

Each Insurance Company will vote the shares of beneficial interest with respect to the Portfolio (collectively, the "Shares") held in its Registered Accounts: (i) for which timely voting instructions are received from Contract Owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from Contract Owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Portfolio held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from Contract Owners participating in all their Registered Accounts. The effect of proportional voting as described above is that a small number of Contract Owners can determine the outcome of the voting.

Proxies from Shareholders may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust, 522 Fifth Avenue, 19th Floor, New York, NY 10036; (ii) signing and returning a new proxy; or (iii) attending the Meeting and voting shares. Attendance at the Meeting will not in and of itself revoke a Proxy; you must vote in person at the

Meeting. All valid Proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of Proposal 1. Instructions from Contract Owners may be revoked by: (i) mailing written instructions addressed to the Secretary of the Fund, 522 Fifth Avenue, 19th Floor, New York, NY 10036; or (ii) signing and returning a new Voting Instruction Form. A Contract Owner may also attend the Meeting in person to revoke previously provided voting instructions and to provide new voting instructions.

Only one Proxy Statement will be delivered to multiple Shareholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Shareholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Fund that a Shareholder wishes to receive separate copies in the future, should be made in writing to the Fund, c/o Morgan Stanley Client Relations, Attn: Morgan Stanley Variable Investment Series, Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, New Jersey 07311, or by calling toll-free (800) 869-6397. Multiple Shareholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 869-6397.

The Board has fixed the close of business on April 1, 2013 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. Each full Share will be entitled to vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Portfolio had 7,570,408.837 shares outstanding and entitled to vote.

The cost of soliciting Proxies for the Meeting, consisting principally of printing and mailing expenses, is expected to be approximately $44,000, all of which will be borne by the Portfolio. The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, or otherwise through officers of the Fund or officers and regular employees of the Adviser, Morgan Stanley & Co. LLC and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. The transfer agent services are currently provided by Morgan Stanley Services Company Inc.

Shareholders may be able to give voting instructions by touchtone telephone or by Internet by following the instructions on the Voting Instruction Form accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Shareholder's identity to allow Shareholders to provide their voting instructions and confirm that their instructions have been properly recorded. To provide voting instructions by Internet or by touchtone telephone, Shareholders can access the website or call the toll-free number listed on the Voting Instruction Form. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Voting Instruction Form in the shaded box.

The Fund will furnish, without charge, a copy of the Portfolio's annual report for its fiscal year ended December 31, 2012 to any Shareholder of the Portfolio requesting such report. Requests for the Portfolio's annual report should be made in writing to the Fund at Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9885, or by calling toll-free (800) 548-7786. You may also view the Portfolio's annual report on the Adviser's Internet website at www.morganstanley.com/im.

Morgan Stanley Services Company Inc. serves as the Fund's administrator. The business address of Morgan Stanley Services Company Inc. is P.O. Box 219886, Kansas City, MO 641219885. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

The Board of Trustees of the Fund recommends that you vote "FOR" Proposal No. 1.

Your vote is important. Please return your Voting Instruction Card promptly no matter how many Shares you own.

PROPOSAL 1: TO APPROVE CHANGING THE PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION

Introduction

Based on the recommendation of the Adviser, the Board has approved a change to the Portfolio's fundamental investment policy regarding concentration that would eliminate the requirement that the Portfolio concentrate its investments in the utilities industry and require the Portfolio to concentrate its investments in the infrastructure industry. This proposed revision would require the Portfolio to invest 25% or more of its total assets in the infrastructure industry. The Adviser believes, and the Board concurs, that it would be in the best interest of Shareholders to make the proposed change in order to provide the Portfolio with greater investment flexibility.

Presently, the Portfolio's fundamental investment policy regarding concentration states that the Portfolio will not:

concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. The restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. This restriction does not apply, in the case of the Portfolio, to the utilities industry in which industry the Portfolio will concentrate (the "Current Policy").

If approved, Proposal 1 would amend the fundamental investment policy regarding concentration to state that the Portfolio will not:

concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. The restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. This restriction does not apply, in the case of the Portfolio, to the infrastructure industry in which industry the Portfolio will concentrate (the "New Fundamental Policy").

Discussion of Proposal

The Investment Company Act of 1940, as amended (the "1940 Act"), requires a registered investment company, such as the Portfolio, to have "fundamental" policies governing certain of its investment practices. An investment policy is "fundamental" if it cannot be changed or deviated from without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. One such required fundamental policy relates to a fund's concentration of investments in a particular industry or group of related industries. The 1940 Act does not define what constitutes "concentration" in an industry. However, the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.

Prior to November 3, 2008, the Portfolio's investment strategy was "to normally invest at least 80% of its assets in equity securities of companies that are engaged in the utilities industry." At that time, the Portfolio was known as the Utilities Portfolio and the Current Policy was consistent with its investment strategy. The Board, in an effort to afford the Portfolio with greater flexibility to capitalize on the growing importance of, and interest in, infrastructure investments globally, approved, effective November 3, 2008, changing the Portfolio's principal investment strategy to "investing, under normal market conditions, at least 80% of the Portfolio's assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business." Consequently, the name of the Portfolio was changed to the Global Infrastructure Portfolio. Given the predominance of utilities companies in the infrastructure industry at that time, the Current Policy remained unchanged in connection with these modifications.

As stated above, in pursuit of its investment objective of providing both capital appreciation and current income, the Portfolio normally invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company is considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society.

Although utility companies represent a significant component of the universe of companies engaged in the infrastructure industry, companies in the infrastructure industry may be involved in a variety of areas, including, but not limited to, (i) the transmission, distribution, storage or transportation of electricity, oil and gas (and other bulk liquid products), water, and other natural resources used to produce energy, (ii) the construction and operation of renewable power facilities, (iii) the development, ownership, lease, concession, or management of highways, toll roads, tunnels, bridges, pipelines, airports, marine ports, refueling and related facilities, (iv) the provision of communications, including the development, lease, concession, or management of telephone, broadcast and mobile towers, fiber optic/copper cable, and satellite networks, (v) waste-water management and water purification/desalination and (vi) the construction or operation of essential public structures.

While the infrastructure industry includes many utilities companies in which the Portfolio currently invests, certain infrastructure-related companies in which the Portfolio currently invests are not classified as part of the utilities industry. Specifically, airports, marine ports, toll roads, and select other infrastructure-related companies, which are contained in the Portfolio's benchmark index, the Dow Jones Brookfield Global Infrastructure Index, are not classified as part of the utilities industry. As a result, the Adviser believes that the Current Policy may limit the Portfolio's ability to take full advantage of these infrastructure-related investment opportunities and potentially interferes with the efficient management of the Portfolio. Additionally, the Adviser is of the view that possessing the ability to invest more broadly in the infrastructure industry may enhance the Portfolio's ability to take advantage of current investment opportunities and may facilitate its ability to respond to potential changes in market conditions in the infrastructure industry. Moreover, the Adviser believes that affording the Portfolio the ability to invest more broadly within the infrastructure industry, which includes utility companies, is consistent with industry peer funds and allows the Portfolio to remain competitive with industry peer funds as the infrastructure industry evolves and grows.

Accordingly, the Adviser recommended to the Board that the New Fundamental Policy be adopted to replace the Current Policy. At its meeting on February 27-28, 2013, the Board considered the Adviser's recommendation. Upon evaluation of all facts it considered relevant, the Board approved the New Fundamental Policy and the submission of this Proposal to Shareholders of the Portfolio for their approval. There can be no assurance as to any particular benefit that might result from the implementation of the New Fundamental Policy. If the Portfolio's Shareholders do not approve the New Fundamental Policy, the Portfolio's Current Policy will remain in effect.

Risks

The following describes risks associated with investing in the infrastructure industry. The Portfolio already is subject to these risks because of its current investments in infrastructure-related securities. If Shareholders approve Proposal 1, the Portfolio will continue to be subject to risks associated with such investments. The Portfolio's prospectus and/or statement of additional information will be revised to enhance the risk disclosure applicable to investments in the infrastructure industry.

By concentrating its investments in the infrastructure industry, the Portfolio has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within such industry. Companies within the infrastructure industry are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, companies within the infrastructure industry may be subject to regulation by various government authorities and may also be affected by government regulation of rates charged to customers, service interruption or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete, unforeseen delays, accidents, and cost overruns in infrastructure projects. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Portfolio's performance. Other factors that may affect the operations of companies within the infrastructure industry include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

Companies operating in the infrastructure industry face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. If any of these operating risks occur, it could cause substantial losses to the given infrastructure company. In addition, natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis and wind, are inherent risks in infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, could result in substantial damage to the facilities of certain companies located in the affected areas and such extreme weather patterns, or the threat thereof, could adversely impact the prices of the securities in which the Portfolio invests. This volatility may create fluctuations in commodity prices and earnings of companies in the infrastructure industry.

Vote Required

Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding Shares of the Portfolio entitled to vote thereon. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting Shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting Shares are present or represented by proxy or (b) more than 50% of the outstanding voting Shares of the Portfolio. Abstentions are not considered votes "FOR" Proposal 1 at the Meeting. As a result, abstentions have the same effect as a vote against Proposal 1 because approval of Proposal 1 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

The Board of Trustees of the Fund recommends that you vote "FOR'' Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of any class of the Portfolio:

Shareholder	Percentage of Outstanding Shares
Class X
Allstate Life Insurance Company One Security Benefit Place Topeka, KS 66636	93.07%
Allstate Life Insurance Company of New York One Security Benefit Place Topeka, KS 66636	5.66%
Class Y
Allstate Life Insurance Company One Security Benefit Place Topeka, KS 66636	98.05%

As of the Record Date, the aggregate number of Shares of the Portfolio owned by the Fund's officers and Trustees as a group was less than 1% of the Portfolio's outstanding Shares.

ADDITIONAL INFORMATION

General

The holders of a majority of the shares issued and outstanding and entitled to vote of the Portfolio, represented in person or by proxy, will constitute a quorum at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of the Portfolio present in person or by proxy at the Meeting. Where an adjournment is proposed because the necessary quorum to transact business is not obtained at the Meeting, the persons named as proxies will vote in favor of such adjournment provided that such persons named as proxies determine that such adjournment and additional solicitation is reasonable and in the interests of Shareholders based on all relevant factors, including the nature of the proposal, the percentage of Shareholders present, the nature of the proposed solicitation activities and the nature of the reasons for the further solicitation. Where an adjournment is proposed because the vote required to approve or reject a Proposal is not obtained at the Meeting, the persons named as proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of a Proposal and will vote against any such adjournment those Proxies required to be voted against a Proposal. Abstentions will not be voted either for or against any such adjournment.

Principal Underwriter and Administrator

Morgan Stanley Distribution, Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, is the principal underwriter for the Fund. Morgan Stanley Services Company Inc., whose principal address is P.O. Box 219886, Kansas City, MO 64121-9886, serves as the Fund's administrator.

Submission of Shareholder Proposals

The Fund is not required and does not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

OTHER MATTERS

The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy Statement confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

  MARY E. MULLIN
  Secretary

Dated: April 9, 2013

Shareholders who do not expect to be present at the Meeting for the Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Voting Instruction Form and returning it in the enclosed envelope. No postage is required if mailed in the United States.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope

YOU MAY RECEIVE MULTIPLE PROXY KITS IN SEPARATE ENVELOPES OR SEVERAL CARDS WITHIN ONE ENVELOPE.  IT IS IMPORTANT THAT YOU RECORD A SEPARATE VOTE FOR EACH VOTING INSTRUCTION CARD.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	MORGAN STANLEY VARIABLE INVESTMENT SERIES - GLOBAL INFRASTRUCTURE PORTFOLIO NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2013	VOTING INSTRUCTION CARD

[INSURANCE COMPANY NAME DROP-IN]

This Voting Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of the Morgan Stanley Variable Investment Series-Global Infrastructure Portfolio (the “Portfolio”), for which it is the record or beneficial owner on your behalf.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares, as of April 1, 2013, with respect to the Portfolio be cast as directed on the reverse side at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, New York 10036 on May 31, 2013 at 9:00 a.m., New York time, and at any adjournments or postponements thereof (the “Meeting”).  The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned.  If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposal listed on the reverse side.  Shares of the Portfolio for which no instructions are received will be voted by in the same proportion as votes for which instructions are received for the Portfolio.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1 - 8 6 6 - 2 9 8 - 8 4 7 6

Note: Please sign exactly as your name appears on this Voting Instruction Card.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office or position held.  If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 31, 2013.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-24418

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

		FOR	AGAINST	ABSTAIN

1.	To approve changing the Portfolio’s fundamental investment restriction regarding industry concentration	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.